Exhibit 99.2
Earnings Call 2Q 2022 July 29, 2022 Exhibit 99.2

DISCLAIMER

Statements included in this communication, which are not historical in nature are intended to be, and are hereby identified as, forward-looking statements for purposes of the safe harbor provided by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are based on, among other things, management's beliefs, assumptions, current expectations, estimates and projections about the financial services industry, the economy and SouthState. Words and phrases such as "may," "approximately," "continue," "should," "expects," "projects," "anticipates," "is likely," "look ahead," "look forward," "believes," "will," "intends," "estimates," "strategy," "plan," "could," "potential," "possible" and variations of such words and similar expressions are intended to identify such forward-looking statements.

SouthState cautions readers that forward-looking statements are subject to certain risks, uncertainties and assumptions that are difficult to predict with regard to, among other things, timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results. Such risks, uncertainties and assumptions, include, among others, the following: (1) economic downturn risk, potentially resulting in deterioration in the credit markets, inflation, greater than expected noninterest expenses, excessive loan losses and other negative consequences, which risks could be exacerbated by potential continued negative economic developments resulting from the Covid19 pandemic, or from federal spending cuts and/or one or more federal budget-related impasses or actions; (2) interest rate risk primarily resulting from the interest rate environment, rising interest rates, and their impact on the Bank's earnings, including from the correspondent and mortgage divisions, housing demand, the market value of the bank's loan and securities portfolios, and the market value of SouthState's equity; (3) risks related to the merger and integration of SouthState and Atlantic Capital including, among others, (i) the risk that the cost savings and any revenue synergies from the merger may not be fully realized or may take longer than anticipated to be realized, (ii) the risk that the integration of Atlantic Capital's operations into SouthState's operations will be materially delayed or will be more costly or difficult than expected or that the parties are otherwise unable to successfully integrate Atlantic Capital's businesses into SouthState's businesses, (iii) the amount of the costs, fees, expenses and charges related to the merger, and (iv) reputational risk and the reaction of each company's customers, suppliers, employees or other business partners to the merger; (4) risks relating to the continued impact of the Covid19 pandemic on the Company, including possible impact to the Company and its employees from contacting Covid19, and to efficiencies and the control environment due to the changing work environment and to our results of operations due to government stimulus and other interventions to mitigate the impact of the pandemic; (5) the impact of increasing digitization of the banking industry and movement of customers to on-line platforms, and the possible impact on the Bank's results of operations, customer base, expenses, suppliers and operations; (6) controls and procedures risk, including the potential failure or circumvention of our controls and procedures or failure to comply with regulations related to controls and procedures; (7) potential deterioration in real estate values; (8) the impact of competition with other financial institutions, including pricing pressures (including those resulting from the CARES Act) and the resulting impact, including as a result of compression to net interest margin; (9) risks relating to the ability to retain our culture and attract and retain qualified people; (10) credit risks associated with an obligor's failure to meet the terms of any contract with the bank or otherwise fail to perform as agreed under the terms of any loan-related document; (11) risks related to the ability of the company to pursue its strategic plans which depend upon certain growth goals in our lines of business; (12) liquidity risk affecting the Bank's ability to meet its obligations when they come due; (13) risks associated with an anticipated increase in SouthState's investment securities portfolio, including risks associated with acquiring and holding investment securities or potentially determining that the amount of investment securities SouthState desires to acquire are not available on terms acceptable to SouthState; (14) price risk focusing on changes in market factors that may affect the value of traded instruments in "mark-to-market" portfolios; (15) transaction risk arising from problems with service or product delivery; (16) compliance risk involving risk to earnings or capital resulting from violations of or nonconformance with laws, rules, regulations, prescribed practices, or ethical standards; (17) regulatory change risk resulting from new laws, rules, regulations, accounting principles, proscribed practices or ethical standards, including, without limitation, the possibility that regulatory agencies may require higher levels of capital above the current regulatory-mandated minimums and including the impact of the CARES Act, the Consumer Financial Protection Bureau regulations, and the possibility of changes in accounting standards, policies, principles and practices, including changes in accounting principles relating to loan loss recognition (CECL); (18) strategic risk resulting from adverse business decisions or improper implementation of business decisions; (19) reputation risk that adversely affects earnings or capital arising from negative public opinion; (20) cybersecurity risk related to the dependence of SouthState on internal computer systems and the technology of outside service providers, as well as the potential impacts of internal or external security breaches, which may subject the company to potential business disruptions or financial losses resulting from deliberate attacks or unintentional events; (21) reputational and operational risks associated with environment, social and governance (ESG) matters, including the impact of recently issued proposed regulatory guidance and regulation relating to climate change; (22) greater than expected noninterest expenses; (23) excessive loan losses; (24) potential deposit attrition, higher than expected costs, customer loss and business disruption associated with the Atlantic Capital integration, and potential difficulties in maintaining relationships with key personnel; (25) reputational risk and possible higher than estimated reduced revenue from announced changes in the Bank's consumer overdraft programs; (26) the risks of fluctuations in market prices for SouthState common stock that may or may not reflect economic condition or performance of SouthState; (27) the payment of dividends on SouthState common stock, which is subject to legal and regulatory limitations as well as the discretion of the board of directors of SouthState, SouthState's performance and other factors; (28) ownership dilution risk associated with potential acquisitions in which SouthState's stock may be issued as consideration for an acquired company; (29) operational, technological, cultural, regulatory, legal, credit and other risks associated with the exploration, consummation and integration of potential future acquisitions, whether involving stock or cash consideration; (30) major catastrophes such as hurricanes, tornados, earthquakes, floods or other natural or human disasters, including infectious disease outbreaks, such as the ongoing Covid19 pandemic, and the related disruption to local, regional and global economic activity and financial markets, and the impact that any of the foregoing may have on SouthState and its customers and other constituencies; (31) terrorist activities risk that results in loss of consumer confidence and economic disruptions; and (32) other factors that may affect future results of SouthState, as disclosed in SouthState's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, filed by SouthState with the U.S. Securities and Exchange Commission ("SEC") and available on the SEC's website at http://www.sec.gov, any of which could cause actual results to differ materially from future results expressed, implied or otherwise anticipated by such forward-looking statements.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. SouthState does not undertake any obligation to update or otherwise revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

2

SouthState Corporation Overview of Franchise (1)



RICHMOND
RALEIGH
CHARLOTTE
GREENVILLE
HUNTSVILLE
WILMINGTON
BIRMINGHAM
ATLANTA
COLUMBIA
AUGUSTA
MYRTLE BEACH
CHARLESTON
HILTON HEAD
SAVANNAH
(283)
MOBILE
PENSACOLA
JACKSONVILLE
ST. AUGUSTINE
GAINESVILLE
OCALA
DAYTONA BEACH
ORLANDO
MERRITT ISLAND
CLEARWATER
TAMPA
WINTER HAVEN
PORT ST. LUCIE
SARASOTA
WEST PALM BEACH
FORT MYERS
FORT LAUDERDALE
MIAMI
KEY LARGO

$46 Billion in assets

$28 Billion in loans

$39 Billion in deposits

$6.3 Billion market cap

BEST-IN-STATE BANKS Forbes 2022 POWERED BY STATISTA

#1 in Florida
#3 in South Carolina

BEST PLACES TO WORK in South Carolina 2022 WINNER

"Best Places to Work" designation in South Carolina

Top 50 Public Banks 2021
S&P Global Market Intelligence

Ranked **#30** by S&P Global

16 Greenwich Excellence and Best Brand awards from Coalition Greenwich

Forbes 2022 AMERICA'S BEST BANKS

Top 30 Forbes 100 Best Banks in America 2022

(1) Financial metrics as of June 30, 2022; market cap as of July 27, 2022

3

The SouthState Way
CULTURAL CORNERSTONES

SouthState

The WHY To invest in the entrepreneurial spirit, pursue excellence and inspire a greater purpose.

The **WHAT**

Guiding Principles


Growth
Profitability
Soundness
Integrity
Accountability
Leadership

The **HOW**

Core Values

Local Market Leadership
Our business model supports the unique character of the communities we serve and encourages decision making by the banker that is closest to the customer.

Long-Term Horizon
We think and act like owners and measure success over entire economic cycles. We prioritize soundness before short-term profitability and growth.

Remarkable Experiences
We will make our customers' lives better by anticipating their needs and responding with a sense of urgency. Each of us has the freedom, authority and responsibility to do the right thing for our customers.

Meaningful and Lasting Relationships
We communicate with candor and transparency. The relationship is more valuable than the transaction.

Greater Purpose
We enable our team members to pursue their ultimate purpose in life—their personal faith, their family, their service to community.

4

POSITIONED FOR THE FUTURE IN THE BEST GROWTH MARKETS IN AMERICA

Actual Population Growth 2010-2022



16.9%
12.6%
12.2%
11.1%
8.9%
8.3%
5.8%
Population increase (in millions)
FL 3.2
SC 0.6
GA 1.2
NC 1.1
VA 0.7
U.S. 25.5
AL 0.3

Projected Population Growth 2022-2027



4.6%
4.4%
4.2%
3.5%
3.2%
3.1%
2.8%
Population increase (in millions)
FL 1.0
GA 0.5
AL 0.2
VA 0.3
U.S. 10.7
SC 0.2
NC 0.3



$0.7B
$0.5B
$2.4B
$2.2B
$6.3B
$11.0B
$1.5B
$2.0B
$5.6B
$7.4B
Loans
Deposits
$9.5B
$12.6B

GDP

($ in trillions)



US $23.0
China $17.7
Japan $4.9
Germany $4.2
SSB Footprint $3.9
UK $3.2
India $3.1

The combined GDP of SouthState's 6 state branch footprint would represent the world's fifth largest economy.

GDP by State

($ in billions)



FL $1,304
GA $726
NC $697
VA $623
SC $287
AL $262

Loans and deposits as of 6/30/22; excludes $2.0B of loans and $3.2B of deposits from internal accounts and national lines of business

Country GDP as of 2021; State GDP as of 1Q22

Sources: S&P Global, World Bank, US Bureau of Economic Analysis

5

PANDEMIC ACCELERATES POPULATION MIGRATION TO THE SOUTH6U.S. Net Domestic Migration During Covid, July 2020 to July 2021 Source: U.S. Census Bureau6

INVESTMENT THESIS7 •High growth markets•Low-cost core deposit base•Diversified revenue streams •Strong credit quality and disciplined underwriting •Energetic and experienced management team with entrepreneurial ownership culture •True alternative to the largest banks with capital markets platform and upgraded technology solutions

Quarterly Results

HIGHLIGHTS | LINKED QUARTER Dollars in millions, except per share data(1)For end note descriptions, see Earnings Presentation End Notes starting on slide 449 1Q222Q22GAAPNet Income$ 100.3 $ 119.2 EPS (Diluted)$ 1.39 $ 1.57 Return on AverageAssets 0.95% 1.04 %Non-GAAP(1)Return on AverageTangible Common Equity 13.97% 16.59 %Non-GAAP,Adjusted(1)Net Income$ 121.9 $ 123.4 EPS (Diluted)$ 1.69 $ 1.62 Return on AverageAssets 1.15% 1.08 %Return on AverageTangible Common Equity 16.79% 17.15%

QUARTERLY HIGHLIGHTS | 2Q 2022 (1) & (2) For end note descriptions, see Earnings Presentation End Notes starting on slide 44(3)ExcludingACBIacquisitiondatebalances10•Reported & adjusted diluted Earnings per Share (“EPS”)(1)of $1.57 and $1.62, respectively•Pre-Provision Net Revenue (“PPNR”)(non-GAAP)(2)of $176.8 million, or 1.55% PPNR ROAA(2)•PPNR per diluted share (non-GAAP)(2)of $2.32, up 29.6% from the prior quarter’s $1.79 and up 45.9% from $1.59 one year ago•Loans, excluding PPP loans, increased $1.5 billion, or 22.0% annualized from prior quarter; increased 12.3%(3)over the last year•15.8% revenue growth with 3.4% expense growth generated 12.4% operating leverage in the quarter •Adjusted efficiency ratio (non-GAAP)(1)improved to 53.6% from prior quarter’s 60.1%•Net charge-offs of $2.3 million, or 0.03% annualized; provision for credit losses of $19.3 million

PPNR PER DILUTED SHARE(1) $1.59 $1.87 $1.89 $1.79 $2.32 $1.50 $2.00 $2.502Q213Q214Q211Q222Q22 (1)For end note descriptions, Earnings Presentation End Notes starting on slide 4411

NET INTEREST MARGIN(1) $232.6 $238.4 $244.7 $253.8 $301.5 $20.5 $21.6 $13.4 $7.7 $12.8 $253.1 $260.0 $258.1 $261.5 $314.3 2.87% 2.86% 2.78% 2.77% 3.12%2.5%2.8%3.0%3.3%3.5% $100 $150 $200 $250 $300 $3502Q213Q214Q211Q222Q22$ in millions Net Interest Income excld. Accretion AccretionNet Interest Income Net Interest Margin 35 bps quarterly improvement in Net Interest Margin Dollarsinmillions(1)For end note descriptions, see Earnings Presentation End Notes starting on slide 44(2)Accretion includes PPP loans deferred fees and loan discount accretion(3)Tax equivalent12 (2)(2)(3)

LOAN PRODUCTION VS LOAN GROWTH



Loan Production(3)
Loan Portfolio Growth(3)
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
-$500
$ in millions
$1,256(2)
$1,791
$1,933
$2,079
$1,699
$1,470
$1,535
$1,879
$1,834
$2,355
$2,636
$3,129
$2,582(1)
$3,863(1)
$180
$82
$267
$153
$180
$(372)
$(277)
$(155)
$(185)
$169
$573
$396
$381(1)
$1,451
1Q19(4)
2Q19(4)
3Q19(4)
4Q19(4)
1Q20(4)
2Q20(4)
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22

Dollars in millions

(1) 1Q22 & 2Q22 loan production excludes production by legacy ACBI; 1Q22 loan portfolio growth excludes acquisition date loan balances acquired from ACBI

(2) 1Q19 loan production excludes production from National Bank of Commerce ("NBC"); National Commerce Corporation, the holding company of NBC, was acquired by CenterState in 2Q 2019

(3) Excludes loans held for sale and PPP; loan production indicates committed balance total; loan portfolio growth indicates quarter-over-quarter loan ending balance growth, excluding loans held for sale and PPP

(4) For end note descriptions, see Earnings Presentation End Notes starting on slide 44

13

QTD Production ($mm)$1,404$1,271$1,443 Refinance28%30%11% Purchase72%70%89%MORTGAGE BANKING DIVISION (1)Includes pipeline, LHFS and MBS forwards14 Highlights Quarterly Mortgage Production Gain on Sale Margin•Mortgage banking income of $5.5 million in 2Q 2022 compared to $10.6 million in 1Q 2022•Secondary pipeline at 2Q 2022 of $126 million, as compared to $260million at 1Q 2022 2.85%3.13%2.83%2.87%2.13%2Q213Q214Q211Q222Q22 Mortgage Banking Income ($mm) 73%27%2Q22 43%57%2Q21 Portfolio Secondary 53%47%1Q22 2Q211Q222Q22 Secondary Market Gain on Sale, net $ 20,544 $ 14,381 $ 6,419 Fair Value Change(1) (11,295) (6,383) (1,957) Total Secondary Market Mortgage Income $ 9,249 $ 7,998 $ 4,462 MSR Servicing Fee Income $ 3,544 $ 3,837 $ 4,076 Fair Value Change / Decay (2,678) (1,241) (3,058) Total MSR-Related Income $ 866 $ 2,596 $ 1,018 Total Mortgage Banking Income $ 10,115 $ 10,594 $ 5,480

RESIDENTIAL MORTGAGE PORTFOLIO

GAIN ON SALE ("GOS") MARGIN AND INTEREST RATES


Consumer R/E Loan Growth ($)
30-yr Fixed Mortgage Rate
GOS Margin
$ in millions
$700
$500
$300
$100
$(100)
$(300)
6.0%
3.0%
-%
3.63%
3.46%
3.25%
3.04%
3.08%
3.00%
3.04%
3.25%
4.25%
5.54%
3.07%
4.49%
4.11%
4.56%
4.33%
2.85%
3.13%
2.83%
2.87%
2.13%
$(12)
$(86)
$(167)
$(221)
$(139)
$(87)
$(15)
$73
$119
$517
1Q20(1)(2)
2Q20(2)
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22

	1Q20	2Q20	3Q20	4Q20	1Q21	2Q21	3Q21	4Q21	1Q22	2Q22
Cumulative Consumer R/E Loan Growth ($)	$(12)	$(98)	$(264)	$(486)	$(625)	$(712)	$(727)	$(653)	$(535)	$(18)

Dollars in millions

(1) & (2) For end note descriptions, see Earnings Presentation End Notes starting on slide 44

15

•Provides capital markets hedging (ARC), fixed income sales, international, clearing and other services to over 1,000 financial institutions across the country CORRESPONDENT BANKING DIVISION1,172 Financial Institution Clients16 $25.9 $25.2 $30.2 $28.0 $27.6 $0.0$5.0$10.0$15.0$20.0$25.0$30.0$35.0 $- $5 $10 $15 $20 $25 $30 $352Q213Q214Q211Q222Q22$ in millionsCorrespondent Revenue Breakout ARC Revenues FI Revenues Operational RevenuesTotal Revenue

Interest Rate Sensitivity

PREMIUM CORE† DEPOSIT FRANCHISE


Deposits by Type
Time Deposits
$2.7B
Noninterest-bearing Checking
$14.3B
Money Market
$9.3B
Total Deposits
$38.9 Billion
Savings
$3.6B
Interest-bearing Checking
$9.0B
Checking Accounts Composition
37%
Commercial
34%
Small Business
29%
Retail

Checking Type	Avg. Checking Balance
Commercial	$303,100
Small Business	$56,500
Retail	$11,800


Deposit Mix vs. Peers
Checking Accounts
MM & Savings
Time Deposits
100%
80%
60%
40%
20%
0%
7%
33%
60%
7%
50%
43%
SSB
Peer Average (1)

- Total cost of deposits for 2Q22: 6 bps
- ~ 837 thousand checking accounts / ~1.2 million total deposit accounts

Data as of June 30, 2022

Dollars in billions except for average checking balances

† Core deposits defined as non-time deposits

(1) Source: S&P Global Market Intelligence; 2Q22 MRQs available as of July 28, 2022; Peers as disclosed in the most recent SSB proxy statement

18

INTEREST RATE RISK PROFILE

Percentage Change in Net Interest Income Instantaneous Shock/Static Balance Sheet(1)


10%
9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
9.0%
4.7%
2.4%
1.2%
Up 25 bps
Up 50 bps
Up 100 bps
Up 200 bps

Loan Repricing Frequency (excluding PPP)


Fixed
Variable
Adjustable
60%
50%
40%
30%
20%
10%
0%
51%
31%
18%
51%
41%
8%
Variable Equals 1 Month or Less
Variable Equals 12 Months or Less

(1) Denotes percentage change in net interest income from the base case scenario that reflects the consensus forecast published mid-July 2022. The consensus forecast projects yield curve inversion. Interest rate shocks are applied to consensus forecast. Deposit betas have been accelerated to reflect sensitivities from June 30, 2022. During Q2 2022, deposit costs increased one basis point since the Federal Reserve began raising rates in March 2022.

19

WELL-POSITIONED FOR HIGHER RATES – HISTORICAL DEPOSIT BETA[1]



24% total deposit beta from 4Q15 – 2Q19
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
4Q15
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
Avg. Fed Funds Rate
0.16%
0.37%
0.37%
0.40%
0.45%
0.70%
0.95%
1.16%
1.20%
1.45%
1.74%
1.92%
2.22%
2.40%
2.40%
Avg. 5-YR UST
1.58%
1.37%
1.24%
1.12%
1.61%
1.94%
1.80%
1.81%
2.07%
2.53%
2.76%
2.80%
2.88%
2.47%
2.12%
Cost of Deposits
0.12%
0.12%
0.11%
0.11%
0.12%
0.13%
0.15%
0.17%
0.19%
0.25%
0.34%
0.44%
0.52%
0.56%
0.64%

(1) For end note descriptions, see Earnings Presentation End Notes starting on slide 44
Historic deposit beta excludes legacy ACBI.

20

Balance Sheet

LOAN AND DEPOSIT TRENDS



Loans(1)
Total Loans
PPP
$30
$24
$18
$12
$6
$-
$ in billions
$24.0B
$23.8B
$23.9B
$26.6B
$27.9B
$1.3
$0.5
$0.2
$0.1
$22.7
$23.3
$23.7
$26.4
$27.9
2Q21
3Q21
4Q21
1Q22
2Q22



Deposits
Noninterest-bearing Checking
Interest-bearing Checking
MMA & Savings
Time Deposits
$42
$36
$30
$24
$18
$12
$6
$-
$ in billions
$33.2B
$33.6B
$35.1B
$38.8B
$38.9B
$3.3
$3.0
$2.8
$2.8
$2.7
$11.0
$11.3
$11.8
$12.6
$12.9
$7.7
$7.9
$9.0
$9.3
$9.0
$11.2
$11.4
$11.5
$14.1
$14.3
2Q21
3Q21
4Q21
1Q22
2Q22

Dollars in billions

(1) Excludes loans held for sale

22

TOTAL LOAN PORTFOLIO

Loans by Type


Cons / Other 5%
CDL (1) 9%
Investor CRE (2) 30%
Total Loans $27.9 Billion
Owner-Occupied CRE 19%
C&I 17%
Consumer RE 20%

Loan Type	No. of Loans	Balance	Avg. Loan Balance
Constr., Dev. & Land	5,547	$ 2.5B	$ 455,500
Investor CRE	9,097	8.4B	922,800
Owner-Occupied CRE	8,288	5.4B	654,100
C & I	18,624	4.8B	255,000
Consumer RE	39,223	5.5B	140,400
Cons / Other(3)	46,603	1.1B	22,700
Total(3)	**127,382**	**$ 27.7B**	**$ 217,100**

Loan Relationships	
Top 10	Represents ~ 2% of total loans
Top 20	Represents ~ 3% of total loans

Data as of June 30, 2022

Loan portfolio balances, average balances or percentage exclude loans held for sale and PPP loans

(1) CDL includes residential construction, commercial construction, and all land development loans

(2) Investor CRE includes nonowner-occupied CRE and other income producing property

(3) Excludes SELF loans acquired from ACBI

23

ASSET QUALITY METRICS

Net Charge-Offs to Loans



0.25%
0.20%
0.15%
0.10%
0.05%
-%
0.03%
0.00%
0.02%
0.04%
0.03%
2Q21
3Q21
4Q21
1Q22
2Q22

Nonperforming Assets to Loans & OREO



1.0%
0.8%
0.5%
0.3%
0.0%
0.38%
0.40%
0.35%
0.44%
0.33%
2Q21
3Q21
4Q21
1Q22
2Q22

Criticized & Classified Asset Trends



Combined
Special Mention / Assets
Substandard / Assets
4%
3%
2%
1%
0%
2.92%
2.65%
2.11%
2.03%
1.76%
1.68%
1.48%
1.02%
0.97%
0.80%
1.24%
1.17%
1.09%
1.06%
0.96%
2Q21
3Q21
4Q21
1Q22
2Q22

Dollars in millions

(1) Excludes loans held for sale and PPP loans

24

HIGH QUALITY INVESTMENT PORTFOLIO

Investment Portfolio† Composition


Agency MBS(1)
Municipal
Treasury & agency
Other
6%
8%
13%
73%
Total Investment Portfolio†
$8.5 Billion

Type	AFS Balance	AFS Duration (yrs)(3)	HTM Balance	HTM Duration (yrs)
Agency MBS(1)	$3.6B	5.2	$2.5B	5.8
Municipal	$1.1B	9.1	-	-
Treasury & agency	$0.5B	2.5	$0.2B	5.8
Other	$0.5B	3.8	$0.1B	6.3
Total	**$5.7B**	**5.6**	**$2.8B**	**5.8**

Investment Securities Yield (2)


2.2%
1.6%
1.0%
1.49%
1.51%
1.53%
1.75%
2.03%
2Q21
3Q21
4Q21
1Q22
2Q22

Municipal Bond Rating


AAA
AA+
AA
AA-
A+
A
1%
0.4%
5%
24%
41%
29%

- 93% of municipal portfolio is AA or higher rated

Dollars in billions

Data as of June 30, 2022

† Investment portfolio excludes non-marketable equity

(1) MBS issued by U.S. government agencies or sponsored enterprises (commercial and residential collateral)

(2) Investment securities yield include non-marketable equity and trading securities

(3) Excludes principal receivable balance as of June 30, 2022

25

CAPITAL RATIOS 1Q222Q22(2) Tangible Common Equity (1) 7.0% 6.8 % Tier 1 Leverage 8.5% 8.0 % Tier 1 Common Equity 11.4% 11.1 % Tier 1 Risk- Based Capital 11.4% 11.1 % Total Risk- Based Capital 13.3% 13.0 % Bank CRE Concentration Ratio 243% 248 % Bank CDL Concentration Ratio 57% 61% (1)Forendnotedescriptions,seeEarningsPresentationEndNotesstartingonslide44(2)Preliminary26

Appendix

BRANCH OPTIMIZATION 85 BranchesAverage Size $40M 422 Branches Acquired Plus12 DeNovo Branches 236 Branches Consolidated or Sold 283 BranchesAverage Size $137M ~ 243% growth in deposits per branch 854342362832009 …..……………..………..……....…………………………….. 2Q 202228 283 Branches 2Q22 30 Branches to be Consolidated 253 Branches 3Q22Planned 3rdQuarter 2022 Activity

TECHNOLOGY | DIGITAL

2020-2022 Foundation

✓ System Conversion Complete
✓ Tech Stack with Best-in-Class Systems
✓ Talent retained and in place for next phase

Q2 Consumer Mobile/Online

Azure API

ncino

blend

snowflake

smartbiz

UiPath

Terafina

fiserv.

servicenow

salesforce

Future

- Strategic Talent Adds
- Efficiency, Capacity, Automation
- Data Analytics
- Money Movement
- Digital First

Digital Only Sales	2Q2022	Target: Best in Class
Deposit Accounts	22%	~ 50%
Consumer Loans	16%	~ 50%
SBA 7A	12%	
Mortgage Loans	5%	
Digital Deposits*	32%	~ 80%

**Mobile Deposits, ATM & RDC*

29

$39.13 $41.16 $44.62 $39.47$1.88 $3.80 $4.78 $0.45 $2.54 $4.04 $39.13 $43.49 $50.96 $48.29 2019202020212Q22 Tangible Book Value per Share ("TBVPS") Cumulative Dividends Cumulative Repurchases per ShareChange in AOCI per Share $0.77 $0.66 $(0.99)$(6.21) $(8.00) $(4.00) $- $4.00 $8.00 $12.00 $16.00 $20.00 $24.00 $28.00 $32.00 $36.00 $40.00 $44.00 $48.00 $52.00 $56.00 $60.00 $64.00 $68.00TANGIBLE BOOK VALUE PER SHARE(1) PLUS CAPITAL RETURN PER SHARE (1)For end note descriptions, see Earnings Presentation End Notes starting on slide 4430

CAPITAL RETURN TO SHAREHOLDERS $33.3$34.3$34.2$33.9$37.0$60.2 $36.0 $50.2 $86.5 $23.7 $93.5 $70.3 $84.4 $120.4 $60.7 $-$0$40$80$120 $1602Q213Q214Q211Q222Q22$ in millions Dividends Equity Repurchases31 Dollars in millions(1)YTD repurchases of outstanding shares based on outstanding shares as of July 22, 2022(2)Dividend yield based on stock price as of July 27, 2022•Returned $181.1 million to shareholders through YTD 2022 share repurchases and dividends•1.3 million shares repurchased YTD represents 1.7%(1)of outstanding shares •Annualized dividend of $2.00 represents an attractive dividend yield of 2.4%(2)•Remaining repurchase authorization of 4.12 million shares31

CURRENT & HISTORICAL 5-QTR PERFORMANCE(1) 76%75%74%76%78%24%25%26%24%22% $332M $347M $350M $348M $403M 2.93%0.0%0.6%1.2% 1.8%2.4%3.0% 3.6% 0% 20% 40% 60% 80% 100% 120%2Q213Q214Q211Q222Q22Revenue Composition Noninterest Income / RevenueTotal Revenue ($MM) Avg. 10-year UST Total Revenue Dollarsinmillions(1)Forendnotedescriptions,seeEarningsPresentationEndNotesstartingonslide44(2)Annualized $79 $87 $92 $86 $88 0.80%0.85%0.88%0.81%0.77%0.5%0.6% 0.7%0.8%0.9% 1.0% $- $20 $40 $60 $80 $100 $120 $1402Q213Q214Q211Q222Q22$ in millionsNoninterest Income Noninterest Income Noninterest Income / Avg. Assets 2.87%2.86%2.78%2.77%3.12%2.0%2.5%3.0%3.5% $200 $250 $300 $3502Q213Q214Q211Q222Q22$ in millionsNet Interest Margin (“NIM”) NIM ($) NIM (%) 76%64%61%63%55%63%59%59%60%54% 0% 15% 30% 45% 60% 75% 90%2Q213Q214Q211Q222Q22Efficiency Ratio Efficiency Ratio Adjusted Efficiency Ratio32(2)

LOSS ABSORPTION CAPACITY | 2Q 2022

	2Q22	% of Total Loans[(1)]
Allowance for Credit Losses ("ACL")		
Non-PCD ACL	$ 257.4	
PCD ACL	62.3	
Total ACL	**$ 319.7**	**1.15 %**
Reserve for Unfunded Commitments		
Reserve for unfunded commitments	32.5	0.12 %
Total ACL plus Reserve for Unfunded Commitments	**$ 352.3**	**1.27 %**
Unrecognized Discount – Acquired Loans [(2)]	89.0	0.32 %
Loss Absorption Capacity	**$ 441.3**	**1.58 %**
	Total Loans Held for Investment [(1)]	**$ 27,888**

Dollars in millions

(1) Excludes PPP loans and loan held for sale

(2) Includes mark on loans from ACBI and prior SSB acquisitions

Totals shown above may not foot due to rounding

33

SIGNIFICANT PURCHASE ACCOUNTING MARKS[1]

	Loan Balance[2]		% of Total		Credit Mark				Interest Mark				Total Mark			
NonPCD Loans	~$	2.3B	94	%	~$	20.3mm	~0.9	%	~$	14.3mm	~0.6	%	~$	34.6mm	~1.5	%
PCD Loans	~$	0.1B	6	%	~$	13.8mm	~10.0	%	~$	5.9mm	~4.3	%	~$	19.7mm	~14.3	%
Total	**$**	**2.4B**			**$**	**34.0mm**	**~1.4**	**%**	**$**	**20.3mm**	**~0.8**	**%**	**$**	**54.3mm**	**~2.2**	**%**

- ~$13.8 million credit mark on PCD loans (~10.0%); total interest discount of ~$5.9 million to be amortized into interest income over time
- NonPCD credit mark of ~$20.3 million and total interest discount of ~$14.3 million totaling ~$34.6 million to be amortized into interest income over time
- Day 2 entries include a provision for credit losses for NonPCD loans and UFC of ~$17.1 million

- **Core Deposit Intangible:** ~$17.5 million (~0.63% of core deposits)

Dollars in millions, unless otherwise noted

(1) Loan marks are preliminary and are subject to changes upon finalization

(2) Excludes LHFS

34

EXCESS LIQUIDITY PROVIDES SIGNIFICANT TAILWIND



Fed Funds & Interest Earning Cash / Assets
Peer Avg. - Fed Funds & Interest Earning Cash / Assets (1)
Investments / Assets
Peer Avg. - Investments / Assets (1)
24%
19%
14%
9%
4%
-1%
4Q19* 1Q20* 2Q20* 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22
18.6% 18.8% 17.9% 18.4% 18.6% 19.3% 20.3% 21.0% 21.5% 22.6% 21.2%
12.4% 12.4% 8.7% 9.9% 11.8% 13.3% 14.2% 15.7% 17.1% 19.3% 18.7%
1.8% 5.8% 10.6% 10.9% 11.2% 14.1% 14.6% 13.9% 15.2% 11.8% 9.0%
3.0% 3.2% 5.5% 5.5% 7.4% 8.8% 9.7% 10.5% 10.9% 8.3% 5.6%

(1) Source: S&P Global Market Intelligence; Peers as disclosed in the most recent SSB proxy statement; The 2Q22 averages are based on MRQs available as of July 28, 2022

* The combined historical information referred to in this presentation as the "Combined Business Basis" presented is based on the reported GAAP results of the Company and CenterState for the applicable periods without adjustments and the information included in this release has not been prepared in accordance with Article 11 of Regulation S-X, and therefore does not reflect any of the pro forma adjustments that would be required thereby. All Combined Business Basis financial information should be reviewed in connection the historical information of the Company and CenterState, as applicable, included in the Appendix to this presentation. The combined historical information excludes ACBI.

35

NON-GAAP RECONCILIATIONS – RETURN ON AVG. TANGIBLE COMMON EQUITY & PPNR RETURN ON AVG. ASSETS

Return on Average Tangible Equity

	1Q22	2Q22
Net income (GAAP)	$ 100,329	**$ 119,175**
Plus:		
Amortization of intangibles	8,494	**8,847**
Effective tax rate, excluding DTA write-off	21 %	**22 %**
Amortization of intangibles, net of tax	6,688	**6,931**
Net income plus after-tax amortization of intangibles (non-GAAP)	$ 107,017	**$ 126,106**
Average shareholders' common equity, excluding preferred stock	$ 4,937,165	**$ 5,109,325**
Less:		
Average intangible assets	1,831,250	**2,060,537**
Average tangible common equity	$ 3,105,915	**$ 3,048,788**
Return on Average Tangible Common Equity (Non-GAAP)	**14.0%**	**16.6%**

PPNR Return on Average Assets

	1Q22	2Q22
PPNR, Adjusted (Non-GAAP)	$ 129,240	**$ 176,792**
Average assets	42,946,332	**45,847,789**
PPNR ROAA	**1.22%**	**1.55%**

Dollars in thousands

The tangible measures are non-GAAP measures and exclude the effect of period end or average balance of intangible assets; the tangible returns on equity and common equity measures also add back the after-tax amortization of intangibles to GAAP basis net income.

36

NON-GAAP RECONCILIATIONS –ADJUSTED NET INCOME & ADJUSTED EARNINGS PER SHARE (“EPS”) Dollarsinthousands,exceptforpersharedata37 Adjusted Net Income1Q222Q22Net income (GAAP)100,329$ 119,175$ Plus:Initial provision for credit losses - NonPCD loans and UFC from the ACBI merger, net of tax13,492 - Merger and branch consolidation related expense, net of tax8,092 4,223 Adjusted Net Income (Non-GAAP)121,913$ 123,398$ Adjusted EPS 1Q222Q22Diluted weighted-average common shares72,111 76,094 Adjusted net income (non-GAAP)121,913$ 123,398$ Adjusted EPS, Diluted (Non-GAAP)1.69$ 1.62$

NON-GAAP RECONCILIATIONS –ADJUSTED RETURN ON AVG. ASSETS & AVG. TANGIBLE COMMON EQUITY DollarsinthousandsThetangiblemeasuresarenon-GAAPmeasuresandexcludetheeffectofperiodendoraveragebalanceofintangibleassets;thetangiblereturnsonequityandcommonequitymeasuresalsoaddbacktheafter-taxamortizationofintangiblestoGAAPbasisnetincome.38Dollars in thousands, except for per share data Adjusted Return on Average Assets1Q222Q22Adjusted net income (non-GAAP)121,913$ 123,398$ Total average assets42,946,332 45,847,789 Adjusted Return on Average Assets (Non-GAAP)1.15%1.08%Adjusted Return on Average Tangible Common Equity1Q222Q22Adjusted net income (non-GAAP)121,913$ 123,398$ Plus:Amortization of intangibles, net of tax6,688 6,931 Adjusted net income plus after-tax amortization of intangibles (non-GAAP)128,601$ 130,329$ Average tangible common equity3,105,915$ 3,048,788$ Adjusted Return on Average Tangible Common Equity (Non-GAAP)16.79%17.15%

NON-GAAP RECONCILIATIONS –NET INTEREST MARGIN & CORE NET INTEREST INCOME (EXCLD. FMV & PPP ACCRETION) Dollarsinthousands39Dollars in thousands, except for per share data Net Interest Margin - Tax Equivalent (Non-GAAP)2Q213Q214Q211Q222Q22Net interest income (GAAP)253,130$ 259,986$ 258,104$ 261,474$ 314,279$ Tax equivalent adjustments1,424 1,477 1,734 1,885 2,249 Net interest income (tax equivalent) (Non-GAAP)254,554$ 261,463$ 259,838$ 263,359$ 316,528$ Average interest earning assets35,631,605$ 36,218,437$ 37,031,640$ 38,527,023$ 40,687,395$ Net Interest Margin - Tax Equivalent (Non-GAAP)2.87%2.86%2.78%2.77%3.12%Core Net Interest Margin excluding FMV & PPP Accretion (Non-GAAP)1Q222Q22Net interest income (GAAP)261,474$ 314,279$ Less: Total accretion on acquired loans6,741 12,770 Deferred fees on PPP loans983 8 Core Net Interest Margin excluding FMV & PPP Accretion (Non-GAAP)253,750$ 301,501$

NON-GAAP RECONCILIATIONS – PPNR, ADJUSTED, PPNR/WEIGHTED AVG. CS & CORRESPONDENT & CAPITAL MARKETS INCOME (UNAUDITED)

PPNR, Adjusted & PPNR, Adjusted per Weighted Avg. Common Shares Oustanding, Diluted (Non-GAAP)

	2Q21	3Q21	4Q21	1Q22	2Q22
Net interest income (GAAP)	$ 253,130	$ 259,986	$ 258,104	$ 261,474	**$ 314,279**
Plus:					
Noninterest income	79,020	87,010	91,894	86,090	**88,292**
Less:					
Gain on sale of securities	36	64	2	-	**-**
Total revenue, adjusted (non-GAAP)	$ 332,114	$ 346,932	$ 349,996	$ 347,564	**$ 402,571**
Less:					
Noninterest expense	263,383	232,290	224,037	228,600	**231,169**
PPNR (Non-GAAP)	$ 68,731	$ 114,642	$ 125,959	$ 118,964	**$ 171,402**
Plus:					
Merger and branch consolidation related expense	32,970	17,618	6,645	10,276	**5,390**
Extinguishment of debt cost	11,706	-	-	-	**-**
Total adjustments	$ 44,676	$ 17,618	$ 6,645	$ 10,276	**$ 5,390**
PPNR, Adjusted (Non-GAAP)	**$ 113,407**	**$ 132,260**	**$ 132,604**	**$ 129,240**	**$ 176,792**
Weighted average common shares outstanding, diluted	71,409	70,576	70,290	72,111	76,094
PPNR, Adjusted per Weighted Avg. Common Shares Outstanding, Diluted (Non-GAAP)	**$ 1.59**	**$ 1.87**	**$ 1.89**	**$ 1.79**	**$ 2.32**

Correspondent & Capital Market Income

	2Q21	3Q21	4Q21	1Q22	2Q22
ARC revenues	$ 9,433	$ 9,853	$ 16,686	$ 15,150	**$ 14,925**
FI revenues	14,280	13,139	11,317	10,697	**10,151**
Operational revenues	2,164	2,172	2,213	2,147	**2,528**
Total Correspondent & Capital Market Income	**$ 25,877**	**$ 25,164**	**$ 30,216**	**$ 27,994**	**$ 27,604**

Dollars and weighted average commons share outstanding in thousands except per share data

40

NON-GAAP RECONCILIATIONS – CURRENT & HISTORICAL: EFFICIENCY RATIOS (UNAUDITED)

	2Q21	3Q21	4Q21	1Q22	2Q22
Noninterest expense (GAAP)	$ 263,383	$ 232,290	$ 224,037	$ 228,600	**$ 231,169**
Less: Amortization of intangible assets	8,968	8,543	8,517	8,494	**8,847**
Adjusted noninterest expense (non-GAAP)	$ 254,415	$ 223,747	$ 215,520	$ 220,106	**$ 222,322**
Net interest income (GAAP)	$ 253,130	$ 259,986	$ 258,104	$ 261,474	**$ 314,279**
Tax Equivalent ("TE") adjustments	1,424	1,477	1,734	1,885	**2,249**
Net interest income, TE (non-GAAP)	$ 254,554	$ 261,463	$ 259,838	$ 263,359	**$ 316,528**
Noninterest income (GAAP)	$ 79,020	$ 87,010	$ 91,894	$ 86,090	**$ 88,292**
Less: Gain on sale of securities	36	64	2	-	**-**
Adjusted noninterest income (non-GAAP)	$ 78,984	$ 86,946	$ 91,892	$ 86,090	**$ 88,292**
Efficiency Ratio (Non-GAAP)	**76%**	**64%**	**61%**	**63%**	**55%**
Noninterest expense (GAAP)	$ 263,383	$ 232,290	$ 224,037	$ 228,600	**$ 231,169**
Less:					
Merger and branch consolidation related expense	32,970	17,618	6,645	10,276	**5,390**
Extinguishment of debt cost	11,706	-	-	-	**-**
Amortization of intangible assets	8,968	8,543	8,517	8,494	**8,847**
Total adjustments	$ 53,644	$ 26,161	$ 15,162	$ 18,770	**$ 14,237**
Adjusted noninterest expense (non-GAAP)	$ 209,739	$ 206,129	$ 208,875	$ 209,830	**$ 216,932**
Adjusted Efficiency Ratio (Non-GAAP)	**63%**	**59%**	**59%**	**60%**	**54%**

Dollars in thousands

41

NON-GAAP RECONCILIATIONS – CURRENT & HISTORICAL: INVESTMENTS, FED FUNDS SOLD & INT. EARNING CASH(UNAUDITED)

	Combined Business Basis (SSB & CSFL)[1]					
	4Q19			1Q20		
	SSB	CSFL	Combined [2]	SSB	CSFL	Combined [2]
Fed Funds & Interest Earning Cash	$ 426,685	$ 163,890	$ 590,575	$ 1,003,257	$ 1,033,586	$ 2,036,843
Investments	2,005,171	2,094,614	4,099,785	2,034,189	2,342,822	4,377,011
Total Assets	$ 15,921,092	$ 17,142,025	$ 33,063,117	$ 16,642,911	$ 18,596,292	$ 35,239,203
Fed Funds & Interest Earning Cash / Assets			**1.8%**			**5.8%**
Investments / Assets			**12.4%**			**12.4%**

	2Q20	3Q20	4Q20	1Q21	2Q21	3Q21	4Q21	1Q22	2Q22
	SSB	SSB	SSB	SSB	SSB	SSB	SSB	SSB	SSB
Fed Funds & Interest Earning Cash	$ 3,983,047	$ 4,127,250	$ 4,245,949	$ 5,581,581	$ 5,875,078	$ 5,701,002	$ 6,366,494	$ 5,444,234	**$ 4,160,583**
Investments	3,271,148	3,747,128	4,446,657	5,267,271	5,719,031	6,433,631	7,173,947	8,931,233	**8,652,288**
Total Assets	$ 37,725,356	$ 37,819,366	$ 37,789,873	$ 39,730,332	$ 40,375,869	$ 40,903,708	$ 41,960,032	$ 46,201,541	**$ 46,207,422**
Fed Funds & Interest Earning Cash / Assets	**10.6%**	**10.9%**	**11.2%**	**14.1%**	**14.6%**	**13.9%**	**15.2%**	**11.8%**	**9.0%**
Investments / Assets	**8.7%**	**9.9%**	**11.8%**	**13.3%**	**14.2%**	**15.7%**	**17.1%**	**19.3%**	**18.7%**

Dollars in thousands

(1) For end note descriptions, see Earnings Presentation End Notes starting on slide 44

(2) Does not include purchase accounting adjustments

42

NON-GAAP RECONCILIATIONS –TANGIBLE BOOK VALUE / SHARE & TANGIBLE COMMON EQUITY RATIO Dollarsinthousands,exceptforpersharedata43 Tangible Book Value per Common Share2Q213Q214Q211Q222Q22Shareholders' common equity (excludes preferred stock)4,757,623$ 4,792,941$ 4,802,940$ 5,174,408$ 5,040,425$ Less: Intangible assets1,726,211 1,717,669 1,709,152 2,064,388 2,055,219 Tangible shareholders' common equity (excludes preferred stock)3,031,412$ 3,075,272$ 3,093,788$ 3,110,020$ 2,985,206$ Common shares issued and outstanding70,382,728 69,918,037 69,332,297 75,761,018 75,641,322 Tangible Book Value per Common Share (Non-GAAP)43.07$ 43.98$ 44.62$ 41.05$ 39.47$ Tangible Common Equity ("TCE") Ratio1Q222Q22Tangible common equity (non-GAAP)3,110,020$ 2,985,206$ Total assets (GAAP)46,201,541 46,207,422 Less:Intangible assets2,064,388 2,055,219 Tangible asset (non-GAAP)44,137,153$ 44,152,203$ TCE Ratio (Non-GAAP)7.0%6.8%

EARNINGS PRESENTATION END NOTES

Slide 9 End Notes

(1) The tangible measures are non-GAAP measures and exclude the effect of period end or average balance of intangible assets. The tangible returns on equity and common equity measures also add back the after-tax amortization of intangibles to GAAP basis net income; other adjusted figures presented are also Non-GAAP financial measures that exclude the impact of branch consolidation and merger-related expenses, and initial PCL on nonPCD loans and unfunded commitments acquired from ACBI - See reconciliation of GAAP to Non-GAAP measures in Appendix.

Slide 10 End Notes

(1) Adjusted figures above exclude the impact of merger and branch consolidation related expense; Core net interest income excluding loan accretion and net deferred fees on PPP is also a non-GAAP financial measure; Adjusted efficiency ratio is calculated by taking the noninterest expense excluding merger and branch consolidation related expense and amortization of intangible assets, divided by - See reconciliation of GAAP to Non-GAAP measures in Appendix.

(2) Adjusted PPNR, PPNR ROAA and PPNR per weighted average diluted share are Non-GAAP financial measures that exclude the impact of merger and branch consolidation related expense - See reconciliation of GAAP to Non-GAAP measures in Appendix.

Slide 11 End Notes

(1) Adjusted PPNR per weighted average diluted shares; this is a Non-GAAP financial measure that excludes the impact of merger and branch consolidation related expense, gain on sale of securities and extinguishment of debt cost - See reconciliation of GAAP to Non-GAAP measures in Appendix.

Slide 12 End Notes

(1) Tax equivalent NIM is a Non-GAAP financial measure - See reconciliation of GAAP to Non-GAAP measures in Appendix.

Slide 13 End Notes

(4) The combined historical information referred to in this presentation as the "Combined Business Basis" presented is based on the reported GAAP results of the Company and CenterState for the applicable periods without adjustments and the information included in this release has not been prepared in accordance with Article 11 of Regulation S-X, and therefore does not reflect any of the pro forma adjustments that would be required thereby. All Combined Business Basis financial information should be reviewed in connection the historical information of the Company and CenterState, as applicable. The combined historical information excludes ACBI.

Slide 15 End Notes

(1) The combined historical information referred to in this presentation as the "Combined Business Basis" presented is based on the reported GAAP results of the Company and CenterState for the applicable periods without adjustments and the information included in this release has not been prepared in accordance with Article 11 of Regulation S-X, and therefore does not reflect any of the pro forma adjustments that would be required thereby. All Combined Business Basis financial information should be reviewed in connection the historical information of the Company and CenterState, as applicable. The combined historical information excludes ACBI.

(2) As a result of the conversion of legacy CenterState's core system to the Company's core system completed in 2Q 2021, several loans were reclassified to conform with the Company's loan segmentation, most notably residential investment loans which were reclassed from consumer R/E to investor commercial real estate category. Consumer R/E loans as of 1Q20 and as of prior periods, therefore, were reported based on the pre-reclassification figures. The Company estimated re-classifications for the 2Q20 from 1Q20 and for the 1Q20 from 4Q19 growth percentages for the comparison purposes.

Slide 20 End Notes

(1) The combined historical information referred to in this presentation as the "Combined Business Basis" presented is based on the reported GAAP results of the Company and CenterState for the applicable periods without adjustments and the information included in this release has not been prepared in accordance with Article 11 of Regulation S-X, and therefore does not reflect any of the pro forma adjustments that would be required thereby. All Combined Business Basis financial information should be reviewed in connection the historical information of the Company and CenterState, as applicable.

44

45EARNINGS PRESENTATION END NOTESSlide26EndNotes(1)Thetangiblemeasuresarenon-GAAPmeasuresandexcludetheeffectofperiodendbalanceofintangibleassets-SeereconciliationofGAAPtoNon-GAAPmeasuresinAppendix.Slide30EndNotes(1)Thetangiblemeasureisanon-GAAPmeasureandexcludestheeffectofperiodendbalancesofintangibleassets-SeereconciliationofGAAPtoNon-GAAPmeasuresinAppendix.Slide32EndNotes(1)Total revenue and noninterest income are adjusted by securities gains or losses; Tax equivalent NIM, efficiency ratio and adjusted efficiency ratio are Non-GAAP financial measures; Adjusted Efficiency Ratio excludes the impact of merger and branch consolidation related expense, securities gains or losses, extinguishment of debtcost, and amortization expense on intangible assets, as applicable –See Current & Historical Efficiency Ratio and Net Interest Margin reconciliation in Appendix.Slide 42 End Notes(1)The combined historical information referred to in this presentation as the “Combined Business Basis” presented is based on the reported GAAP results of the Company and CenterStatefor the applicable periods without adjustments and the information included in this release has not been prepared in accordance with Article 11 of Regulation S-X, and therefore does not reflect any of the pro forma adjustments that would be required thereby.The combined historical information excludes ACBI.